UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 27, 2018

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 27, 2018, RealNetworks, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to Amended and Restated Shareholder Rights Plan, dated as of December 2, 2008 (as amended, the “Rights Agreement”), between the Company and Computershare Inc. (as successor to Computershare Shareowner Services LLC, f/k/a Mellon Investor Services LLC). Capitalized terms used but not otherwise defined have the meaning given to them in the Rights Agreement.
The Amendment provides that Robert Glaser shall cease to be the Grandfathered Shareholder at such time that he becomes the Beneficial Owner (excluding, solely for this purpose, any Common Shares for which Mr. Glaser otherwise becomes the Beneficial Owner upon the vesting or exercise of any stock options or other stock-based awards granted to Mr. Glaser in connection with his employment with the Company) of more than 38.5% of the then-outstanding Common Shares.
The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Amendment No. 2, dated as of February 27, 2018, to Amended and Restated Shareholder Rights Plan, dated as of December 2, 2008, between RealNetworks, Inc. and Computershare Inc. (as successor to Computershare Shareowner Services LLC, f/k/a Mellon Investor Services LLC), as rights agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: February 28, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 2, dated as of Februry 27, 2018, to Amended and Restated Shareholder Rights Plan, dated as of December 2, 2008, between RealNetworks, Inc. and Computershare Inc. (as successor to Computershare Shareowner Services LLC, f/k/a Mellon Investor Services LLC), as rights agent.